SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Real Assets Fund
Effective November 20, 2017, the following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus and under the “Management Fee” sub-heading in the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
The Advisor has contractually agreed through November 19, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.22%, 1.22%, 1.97%, 1.47%, 0.95%, 0.95% and 1.07% for Class A, Class T, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
The following information is added to the existing disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
Effective November 20, 2017, Deutsche Real Assets Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.800% on the first $500 million of the fund’s average daily net assets, 0.785% on the next $1.5 billion of the fund’s average daily net assets, and 0.775% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
November 15, 2017
PROSTKR-979